UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

December 31, 2013

Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	2
Portfolio Commentary	3
Financial Statements
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Supplemental Information
Trustee and Officer Information	14
Proxy Voting and Form N-Q Information	16
Expense Examples	16
Additional Federal Tax Information	17
Advisory Contract Renewal	18

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of The Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Letter to Our Shareholders

The S&P 500 rallied 32.4% for 2013 marking the best year for stocks since 1997. With earnings per share for the index expected to have risen just mid-single digits year-over-year, this remarkable gain can be attributed largely to multiple expansion. Clearly, 2013 was the year that the global equity risk premium collapsed, with the forward price-to-earnings ratio for the S&P 500 rising from approximately 13x to roughly 16x. While no longer cheap, the market remains a considerable way from valuation levels that have marked prior bull market peaks and is fairly priced when taking current low interest rates into account.

2013 was also characterized by a continued decline in correlations among individual equities, bringing them ever closer to levels that prevailed prior to the 2008 financial crisis. This is a welcome development for active managers as it marks a transition away from a period marked by an uncommonly low level of price movement being driven by company-specific considerations. Instead, we believe the market is returning to a state where the allocation of investor capital is dictated by the merit of individual alternatives, leaving greater opportunity for skillful stock selection to generate excess returns.

It was a less fortuitous outcome for fixed income investors in 2013. The long-awaited back-up in interest rates unfolded in dramatic fashion during May and June as Federal Reserve officials began to hint at an eventual wind-down in the central bank's quantitative easing program. The market's reaction was swift, with the yield on the 10-Year U.S. Treasury rising roughly 100 basis points from trough to peak in less than two months' time. The Fed then shocked markets by leaving the program unchanged at its September meeting, and when it finally did announce a taper in December equities rallied and bonds were largely nonplussed. For the year the Barclays U.S. Aggregate Bond Index returned -2.02%.

While it would seem an inflection point in the decades long decline in interest rates has been reached, we view a dramatic rise as unlikely and the fears of investors fleeing the fixed income space as overblown. The primary driver of long term nominal interest rates is inflation, yet wages, commodity prices, capacity utilization, and money velocity are not suggestive of an imminent surge in inflation expectations. With respect to equities, we recognize that multiple expansion and broad improvement in net margins have likely largely played out, yet a strengthening backdrop for global growth leaves plenty of attractive investment opportunities yet to be realized. We are excited by the improving environment for active managers and continue to believe that the consistency, differentiation and effectiveness of our investment processes leave our investors positioned for strong absolute and relative performance. We continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward – our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Equity markets appreciated meaningfully in 2013, building on the gains from fiscal 2012. Importantly from a psychological perspective, markets have reached new all-time highs and the 2008 downturn is becoming a distant memory. Corporate profit growth was positive for the period, but multiple expansion was an even greater contributor to returns as P/E multiples grew from 13X to 16X in 2013. With "tail risks" of a global recession receding and fixed income markets looking more vulnerable in anticipation of higher interest rates, equities had a phenomenal year, and the S&P 500 Index returned 32.4%. The U.S. economy continued on its slow growth trajectory as the housing, auto and manufacturing industries performed well. Emerging market growth has slowed, causing most commodities to underperform and keeping inflation in check, which also helped provide a tailwind for consumer spending. Accommodative monetary policy by European central bankers has helped to stabilize economic activity in that region, where expectations for recovery have been low. The Fund was positioned very well with an emphasis on more cyclically oriented sectors and returned 33.9%, outperforming its S&P benchmark by approximately 150 bps.

Leading the market higher were the Consumer Discretionary, Health Care, Industrial and Financial sectors, all of which appreciated over 35%. Defensive sectors such as Telecom and Utilities lagged as valuations were high and the relative attractiveness of higher dividend yields waned as the 10-year treasury appreciated from 1.75% to 3.0% at year end. Within the Fund, relative performance was greatest in the Consumer Discretionary, Industrial and Financial sectors, while the Health Care and Technology sectors were detractors.

Correlations between securities receded and stock picking was rewarded in fiscal 2013. Stock selection was additive in five of the eight sectors where Fund positions were held, and sector allocation was positive in eight of the ten economic sectors. Google, MetLife and Boeing were the three largest contributors to the portfolio. Concerns over Google's business model transitioning to the mobile world were alleviated with the Company growing its top line at a high-teens level. MetLife appreciated from depressed levels as interest rates moved higher, capital allocation began to improve with a dividend increase, and the company laid out plans to improve its ROE over the long-term. Lastly, Boeing recovered from concerns earlier in the year related to battery problems in its new Dreamliner aircraft, deliveries increased, and orders for new aircraft improved meaningfully in the year. Technology holdings Broadcom, VmWare and Citrix were the largest detractors to Fund performance as growth slowed in their key end markets, causing investors to fear that they have lost some of their longer term competitive advantages.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2013

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	33.93%	32.39%
Three Year	13.21%	16.18%
Five Year	15.68%	17.94%
Ten Year	6.73%	7.41%
Since Inception	4.86%	4.00%

Expense Ratios

Gross	1.16%
With Applicable Waivers	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

For the period 12/31/03 to 12/31/13

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.2%):
Consumer Discretionary (13.0%):
Comcast Corp., Class A	16,390	$852
Dick's Sporting Goods, Inc.	10,200	593
DIRECTV (a)	7,100	491
General Motors Co. (a)	28,470	1,164
International Game Technology	15,900	289
News Corp., Class A (a)	53,900	970
PetSmart, Inc.	10,700	778
PVH Corp.	7,800	1,061
		6,198
Consumer Staples (7.4%):
Anheuser-Busch InBev NV, ADR	8,020	854
The Procter & Gamble Co.	17,990	1,465
Wal-Mart Stores, Inc.	15,100	1,188
		3,507
Energy (8.3%):
Anadarko Petroleum Corp.	13,587	1,078
BP PLC, ADR	23,400	1,137
Chesapeake Energy Corp.	31,100	844
Occidental Petroleum Corp.	9,480	902
		3,961
Financials (14.8%):
Bank of New York Mellon Corp.	26,300	919
Capital One Financial Corp.	15,800	1,210
Citigroup, Inc.	24,630	1,283
JPMorgan Chase & Co.	28,100	1,644
MetLife, Inc.	22,068	1,190
Wells Fargo & Co.	17,800	808
		7,054
Health Care (12.8%):
Abbott Laboratories	14,700	563
Baxter International, Inc.	10,880	757
Johnson & Johnson	8,470	776
Merck & Co., Inc.	26,900	1,347
Roche Holdings Ltd., ADR	12,000	842
Pfizer, Inc.	38,620	1,183
Zimmer Holdings, Inc.	6,600	615
		6,083
Industrials (16.2%):
C.H. Robinson Worldwide, Inc.	11,900	694
Danaher Corp.	7,630	589
Eaton Corp. PLC	10,800	822
General Dynamics Corp.	15,920	1,521
Koninklijke Philips NVR, NYS	38,700	1,431
Nielsen Holdings NV	7,000	321
Siemens AG, ADR	10,200	1,413
United Parcel Service, Inc., Class B	9,071	953
		7,744
Security Description	Shares	Value
Information Technology (19.5%):
Altera Corp.	20,850	$678
Apple, Inc.	3,930	2,204
Applied Materials, Inc.	54,300	961
Citrix Systems, Inc. (a)	14,400	911
EMC Corp.	59,000	1,484
Google, Inc., Class A (a)	1,280	1,435
Intel Corp.	63,200	1,640
		9,313
Materials (6.2%):
Air Products & Chemicals, Inc.	14,600	1,632
Nucor Corp.	11,200	598
The Dow Chemical Co.	16,010	711
		2,941
Total Common Stocks (Cost $37,070)		46,801
Investment Companies (2.0%):
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	964,036	964
Total Investment Companies (Cost $964)		964
Total Investments (Cost $38,034) — 100.2%		47,765
Liabilities in excess of other assets — (0.2%)		(97)
NET ASSETS — 100.0%		$47,668

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 12/31/2013.

ADR — American Depositary Receipt

PLC — Public Liability Co.

NYS — New York Shares

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2013

(Amounts in Thousands, Except For Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $38,034)	$47,765
Dividends receivable	56
Prepaid expenses	3
Total Assets	47,824
LIABILITIES:
Payable for investments purchased	45
Payable for capital shares redeemed	34
Accrued expenses and other payables:
Investment advisory fees	12
Administration fees	5
Custodian fees	1
Transfer agent fees	1
Contract owner fees	28
12b-1 fees	10
Other accrued expenses	20
Total Liabilities	156
NET ASSETS:
Capital	38,504
Accumulated undistributed net investment income	15
Accumulated net realized losses from investments	(582)
Net unrealized appreciation on investments	9,731
Net Assets	$47,668
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	3,436
Net asset value, offering price & redemption price per share	$13.87

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Year Ended December 31, 2013

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$729
Total Income	729
Expenses:
Investment advisory fees	119
Administration fees	46
Contract owner fees	96
12b-1 fees	99
Custodian fees	9
Transfer agent fees	11
Trustees' fees	2
Chief Compliance Officer fees	1
Legal and audit fees	40
Insurance fees	22
Other expenses	16
Total Expenses	461
Net Investment Income	268
Realized/Unrealized Gains from Investment Transactions:
Net realized gains on investment transactions	6,440
Net change in unrealized appreciation/depreciation on investments	4,738
Net realized/unrealized gains from investments	11,178
Change in net assets resulting from operations	$11,446

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
From Investment Activities:
Operations:
Net investment income	$268	$324
Net realized gains on investment transactions	6,440	2,300
Change in unrealized appreciation/depreciation on investments	4,738	2,465
Change in net assets resulting from operations	11,446	5,089
Distributions to Shareholders:
From net investment income	(252)	(324)
Change in net assets resulting from distributions to shareholders	(252)	(324)
Change in net assets from capital transactions	3,384	(4,549)
Change in net assets	14,578	216
Net Assets:
Beginning of period	33,090	32,874
End of period	$47,668	$33,090
Accumulated undistributed net investment income	$15	$—
Capital Transactions:
Proceeds from shares issued	$8,318	$1,302
Dividends reinvested	252	324
Cost of shares redeemed	(5,186)	(6,175)
Change in net assets from capital transactions	$3,384	$(4,549)
Share Transactions:
Issued	667	130
Reinvested	20	32
Redeemed	(427)	(618)
Change in Shares	260	(456)

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.42	$9.05	$9.78	$8.77	$6.96
Investment Activities:
Net investment income	0.08	0.10	0.06	0.07	0.06
Net realized and unrealized gains/(losses) on investments	3.45	1.37	(0.73)	1.01	1.81
Total from Investment Activities	3.53	1.47	(0.67)	1.08	1.87
Distributions:
Net investment income	(0.08)	(0.10)	(0.06)	(0.07)	(0.06)
Total Distributions	(0.08)	(0.10)	(0.06)	(0.07)	(0.06)
Net Asset Value, End of Period	$13.87	$10.42	$9.05	$9.78	$8.77
Total Return (a)	33.93%	16.28%	(6.83)%	12.34%	27.06%
Ratios/Supplemental Data:
Net assets at end of period (000)	$47,668	$33,090	$32,874	$41,356	$40,585
Ratio of net expenses to average net assets	1.16%	1.19%	1.26%	1.23%	1.20%
Ratio of net investment income to average net assets	0.67%	0.96%	0.62%	0.77%	0.81%
Ratio of gross expenses to average net assets (b)	1.16%	1.19%	1.26%	1.23%	1.24%
Ratio of net investment income to average net assets (b)	0.67%	0.96%	0.62%	0.77%	0.77%
Portfolio turnover	82%	96%	80%	91%	88%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2013

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2013

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$46,801	$—	$46,801
Investment Companies	—	964	964
Total	$46,801	$964	$47,765

There were no transfers between Level 1 and Level 2 as of December 31, 2013.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2013 were as follows for the Fund (in thousands):

Purchases*	Sales*
$35,338	$31,785

* There were no Purchases or Sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). As of August 1, 2013, the Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2013

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Prior to August 1, 2013, VCM was a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Effective July 31, 2013, VCM is no longer affiliated with KeyBank. KeyBank, serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.00774% of the daily net assets of the Trust, plus applicable per transaction fees. Prior to July 1, 2013, this fee was 0.0081%. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and The Victory Portfolios (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $1 thousand to life insurance companies to provide these services.

The Fund has a Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Trust, the Victory Portfolios and the Victory Institutional Funds (collectively, the "Victory Trusts"), (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. Prior to June 1, 2013, the annual commitment fee was 0.15%. For the fiscal year ended December 31, 2013, KeyCorp earned approximately $60 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the fiscal year ended December 31, 2013, the Fund had no loans outstanding with KeyCorp.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2013

Effective December 31, 2013, the KeyCorp Line of Credit terminated and was replaced by a similar credit facility from Citibank, N.A. ("Citibank"). The Citibank Line of Credit covers all of the Funds in the Victory Trusts.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$252	$—	$252

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$324	$—	$324

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$15	$—	$(471)	$9,620	$9,164

* The difference between the book-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of the end of its tax year ended December 31, 2013, the Fund had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expires 2017
$471

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of December 31, 2013, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$38,145	$9,666	$(46)	$9,620

Continued

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2013, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 13, 2014

  Supplemental Information

The Victory Variable Insurance Funds  December 31, 2013

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 15 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 62	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 62	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008).	None.
Leigh A. Wilson, 69	Chair and Trustee	February 1998

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2013

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008

Chief Financial Officer (since 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser. Chief Financial Officer and Treasurer(since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc.
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2013

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period** 7/1/13-12/31/13
$1,000.00	$1,172.20	$6.24	1.14%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period** 7/1/13-12/31/13
$1,000.00	$1,019.46	$5.80	1.14%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2013

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2013

(Unaudited)

Advisory Contract Renewal

Considerations of the Board in Approving the Investment Advisory Agreement (the "Agreement")

In anticipation of the acquisition of VCM by VCH from KeyBank (the "Transaction"), the Board approved the Agreement on behalf of the Diversified Stock Fund at a special meeting, which was called for that purpose, on February 20, 2013. The Board had approved the previous advisory agreement at a December 29, 2012 meeting, and that agreement would automatically terminate upon the closing of the Transaction, pursuant to Section 15 of the 1940 Act. The Agreement, approved on February 20, 2013 and effective August 1, 2013, contains the same fee rate as the previous investment advisory agreement.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be approved. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature and quality of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund, taking into account any distribution or shareholder servicing fees;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The profitability of the Adviser (as reflected by comparing fees earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund. In addition, the Board recalled its review at prior Board meetings of: (1) the Fund's expense ratio, net of any distribution or shareholder servicing fees, and management fee compared to those of mutual funds in a peer group compiled by the Adviser; (2) the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board; (3) when relevant, fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts; and (4) the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board considered the fact that the Fund is a funding vehicle for a variable annuity fund. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board noted the Fund's favorable performance record over longer periods, and the longevity of the portfolio manager and the management team. The Board considered the steps being taken to improve performance.

In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable; and (3) management was addressing the Trustees' concerns about the Fund's performance, the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for the period ending December 31, 2014, on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2013	2012
Audit Fees(1)	$22,345	$21,714
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$4,900	$4,830
All Other Fees(4)	$0	$0

(1)

Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)

There were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)

For fiscal years ended December 31, 2013 and December 31, 2012, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2013 and 2012 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)	2013	$209,820
	2012	$198,455

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	February 13, 2014

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 13, 2014

* Print the name and title of each signing officer under his or her signature.